UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): January 19, 2006

                               CELGENE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)


               Delaware                  0-16132               22-2711928
-----------------------------   ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
       of incorporation)                                     Identification No.)


 86 Morris Avenue, Summit, New Jersey                          07901
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (908) 673-9000

--------------------------------------------------------------
(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to
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     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 19, 2006 the Management Compensation and Development Committee of the Board of Directors of Celgene Corporation, or the Company, approved a resolution to establish the performance measures for the 2006 - 2008 Long Term Incentive Plan, or LTIP, and the 2006 Management Incentive Plan, or MIP, as well as, approve the awards payable in 2006 under the Company's 2005 MIP.

In 2003, the Company established the LTIP program under its 1998 Stock Incentive Plan, which is a long-term program designed to provide key officers and executives with specified incentive opportunities contingent upon achievement of pre-established corporate performance objectives and continued employment. The goals of the program are to create focus on key long-term objectives over time while creating a retention vehicle to ensure management continuity in key functional areas. The 2006 - 2008 LTIP, or the 2006 Cycle, began on January 1, 2006 and will end on December 31, 2008. Performance measures for the 2006 Cycle are based on the following components: 25% on earnings per share, 25% on net income and 50% on revenue.

The MIP is designed to provide a variable compensation component for executives and employees who achieve annual corporate, business unit and individual goals. Employee goals are set annually based upon corporate-wide objectives to focus and motivate employees to achieve key business targets and to create employee ownership. Executive goals are based exclusively on achievement of key performance measures and for 2006 are based on the following components: 25% on earnings per share; 25% on revenue; 10% on each of specific milestones related to the clinical advancement of REVLIMID(R), further clinical development of the Company's product candidates, research and development findings and further regulatory advancement of REVLIMID(R) and THALOMID(R); and, 10% on specific milestones related to further international and business development. The awards approved under the 2005 MIP included a pay-out to John W. Jackson, Chairman and Chief Executive Officer, Sol J. Barer, President and Chief Operating Officer, and Robert J. Hugin, Senior Vice President and Chief Financial Officer, of $1,000,834, $600,625, and $420,500, respectively.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CELGENE CORPORATION



Date:  January 20, 2006                     By:   /s/ Robert J. Hugin
------------------------                    ------------------------------------

                                            Name:  Robert J. Hugin
                                            Title: Senior Vice President and
                                            Chief Financial Officer